UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2012

XRS Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-27166	41-1641815
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

965 Prairie Center Drive Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 707-5600

XATA Corporation

(Former name as specified in last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 13, 2012, our company’s articles of incorporation, including all existing certificates of designation, and our company’s bylaws have each been amended and restated to reflect our new name, XRS Corporation.

Copies of our Fourth Amended and Restated Articles of Incorporation and Bylaws, each as amended and restated, are filed as Exhibits 3.1 and 3.2, respectively, to this current report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 13, 2012, we issued a press release announcing our new company name, XRS Corporation, effective as of the same date. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

The information contained in Exhibit 99.1 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Fourth Amended and Restated Articles of Incorporation

3.2	Bylaws, as amended through August 13, 2012

99.1	Press Release dated August 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2012	XRS CORPORATION

	By:	/s/ Bruce B. McPheeters
Bruce B. McPheeters
Secretary

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
3.1	Fourth Amended and Restated Articles of Incorporation	Filed Electronically

3.2	Bylaws, as amended through August 13, 2012	Filed Electronically

99.1	Press Release dated August 13, 2012	Furnished Electronically